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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


                                 AUGUST 4, 1999
                Date of Report (Date of earliest event reported)


                                   SEEC, INC.
             (Exact name of registrant as specified in its charter)


    PENNSYLVANIA                       0-21985                 55-0686906
   (State or other                   (Commission            (I.R.S. Employer
    Jurisdiction                     File Number)         Identification Number)
  of incorporation)


    PARK WEST ONE, SUITE 200, CLIFF MINE ROAD, PITTSBURGH, PENNSYLVANIA 15275
               (Address of Principal Executive Offices) (Zip Code)


                                 (412) 893-0300
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

     On August 4, 1999, SEEC, Inc. ("SEEC") acquired all of the outstanding shares of capital stock of Mozart Systems Corp., a California corporation ("Mozart") from its existing shareholders pursuant to an Agreement and Plan of Merger by and between SEEC and Mozart dated July 16, 1999 (the "Agreement"). Mozart is a leading developer of web-enablement products for rapid implementation of e-business applications. The acquisition does not involve a significant amount of assets as defined in the Securities Act of 1934 and the rules and regulations promulgated thereunder, including the instructions to this Form 8-K. The following description of the Agreement and transactions contemplated thereby is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2.1 to this Report, and incorporated herein by reference.

     SEEC Delaware, Inc. ("SEEC Delaware"), a wholly-owned subsidiary of SEEC, was formed to effect the transaction. SEEC Delaware paid Kim I. Parnass and Alan
P. Parnass, (collectively, the "Controlling Shareholders" of Mozart), $500,980 for their ownership interest in 1,000,000 shares of Mozart capital stock. SEEC Delaware paid ten (10) minority shareholders of Mozart an aggregate of $9,018 for their ownership interest in 18,000 shares of Mozart capital stock. In addition, SEEC Delaware paid $1,057,189 and issued 222,222 unregistered shares of SEEC's Common Stock valued at $1,000,000 to the Controlling Shareholders to retire indebtedness of Mozart. SEEC Delaware also paid $449,117 to a bank to retire indebtedness of Mozart, and paid $220,000 for broker's fees incurred by Mozart in conjunction with the acquisition.

     Upon the closing of the transaction, SEEC Delaware was merged with and into Mozart pursuant to the Agreement. All existing shares of Mozart capital stock were canceled. Upon the cancellation of the former Mozart capital stock, each share of SEEC Delaware Common Stock was converted to one share of Mozart Common Stock. Upon completion of the merger, Mozart became a wholly-owned subsidiary of SEEC.

     Prior to the commencement of negotiations with respect to this transaction, there was no relationship between Mozart or its shareholders and SEEC or any of its affiliates, any director or officer of SEEC, or any associate of any director or officer.

     All cash consideration paid by SEEC pursuant to this transaction was paid out of SEEC's available cash and cash equivalents. All shares of SEEC's Common Stock issued pursuant to this transaction were issued from SEEC's authorized but unissued Common Stock.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)      Financial statements are not required to be filed.

(b)      Pro forma financial information is not required to be filed.

(c)      Exhibits:

         2.1 Agreement and Plan of Merger dated July 16, 1999 between SEEC, Inc. and Mozart Systems Corporation
         10.1 Employment Agreement dated August 3, 1999 between Mozart Systems Corporation and Alan P. Parnass
         10.2 Non-Competition Agreement dated July 30, 1999 between SEEC, Inc. and Alan P. and Kim I. Parnass




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SEEC, Inc.
                                 ----------------------------------------------
                                                   (Registrant)

Date: August 18, 1999
                                 By: /s/ Ravindra Koka
                                    --------------------------------------------
                                                  Ravindra Koka
                                       President, Chief Executive Officer
                                                  and Director

                                 By: /s/ Richard J. Goldbach
                                    --------------------------------------------
                                                Richard J. Goldbach
                                    Treasurer and Chief Financial Officer